EXHIBIT 99.3
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                                                          Assignment Agreement



                             ASSIGNMENT AGREEMENT

     ASSIGNMENT AGREEMENT, dated as of March 30, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A4 ("Assignee"), pursuant to a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among IndyMac MBS, Inc., as depositor, IndyMac Bank F.S.B., as seller and servicer and Deutsche Bank National Trust Company, as trustee, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, effective as of March 30, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under that certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of March 22, 2006 whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference number is FXNEC8060 (amended as of March 30,
2006), a copy of which is attached hereto as Exhibit I;

     WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

     WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

     WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Assignment and Assumption. Effective as of and from March 30, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

     2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay each Fixed Amount (Premium) in accordance with the terms of the Assigned Transaction and the Confirmation.

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     3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company (DBNTC), not individually or personally but solely as Trustee of Assignee, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by DBNTC but is made and intended for the purpose of binding only Assignee, (c) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming, by, through or under the parties hereto and (d) under no circumstances shall DBNTC be personally liable for the payment of any indebtedness or expenses of Assignee or be liable for the breach or failure of any obligation, representation or warranty or covenant made or undertaken by Assignee under this Agreement or any related documents.

     4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement. In addition, Remaining Party hereby acknowledges that the responsibilities of Assignee under the Assigned Transaction and the Confirmation will be performed on its behalf by IndyMac Bank, F.S.B., as servicer under the Pooling and Servicing Agreement.

     5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

     6. Representations. Each party hereby represents and warrants to the other parties as follows:

     (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

     (b)  It has the power to execute and deliver this Assignment Agreement;
          and

     (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

     As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.


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     The Remaining Party represents that, solely as to the following information regarding the Remaining Party contained under the caption "The Cap Counterparty" in the prospectus supplement dated on or about March 29, 2006 (the "Print Date") relating to Residential Asset Securitization Trust
2006-A4, such information is true and correct as of the Print Date:

"The Cap Counterparty is rated "AAA" by S&P" and "Aaa" by Moody's."

     7. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee (subject to the limitations set forth in paragraph 3 above) and Remaining Party hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

     8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Mr. Jeff Staab, with a copy to the same address,
Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, Deutsche Bank National Trust Company, 1761 E. St. Andrew Place, Santa Ana, CA 92705, Attention: Trust Administration, IN06P4, or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

     Address:      383 Madison Avenue, New York, New York 10179
     Attention:    DPC Manager
     Telex No.     212-272-5823

     copy to:      One Metrotech Center North, Brooklyn, New York, 11201
     Attention:    Derivative Operations - 7th Floor
     Telex No:     212-272-1634

     such other address as may be hereafter furnished in writing to Assignor and Assignee.

     10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

     Deutsche Bank Trust Company Americas
     ABA # 021-001-033
     Account # 01419663
     Account Name:  NYLTD Funds Control / Stars West
     Ref:  RAST 2006-A4IP Class 2-A-1


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     11. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

     12. Regulation AB Compliance. Assignee and Remaining Party agree that the terms of the Item 1115 Agreement dated as of March 7, 2006 (the "Regulation AB Agreement"), between IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc. and Remaining Party shall be incorporated by reference into each Confirmation so that Assignee shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit II.


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     13. IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement as of the date first above written.

                                       COUNTRYWIDE HOME LOANS, INC.

                                       By: /s/ Ruben Avilez
                                          ------------------------------------
                                       Name: Ruben Avilez
                                       Title: Vice President

                                       RESIDENTIAL ASSET SECURITIZATION TRUST
                                       2006-A4IP
                                       By: Deutsche Bank National Trust
                                       Company, not in its individual
                                       capacity, but solely as Trustee for
                                       Residential Asset Securitization Trust
                                       2006-A4IP

                                       By: /s/ Jennifer Hermansader
                                          ------------------------------------
                                       Name: Jennifer Hermansader
                                       Title: Associate

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.

                                       By: /s/ Annie Manevitz
                                          ------------------------------------
                                       Name: Annie Manevitz
                                       Title: Authorized Signatory


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                                   EXHIBIT I

                                 CONFIRMATION

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                                  EXHIBIT II

                            REGULATION AB AGREEMENT